UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2004

Freescale Semiconductor, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32241	20-0443182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6501 William Cannon Drive West, Austin, Texas		78735
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512.895.2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 16, 2004, the Board of Directors of Freescale Semiconductor, Inc. (the "Company") approved a revised code of business conduct and ethics applicable to all of the Company's directors and employees. The code was amended to include a new hotline number, a requirement for board approval for an officer to serve as a director of a publicly traded company and certain technical and administrative changes. The revised code is attached as Exhibit 14.1 and is available on the Investor Relations page of our website at www.freescale.com.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
14.1 Freescale Semiconductor, Inc. Code of Business Conduct and Ethics.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freescale Semiconductor, Inc.

November 19, 2004	By:	/s/ John D. Torres

Name: John D. Torres
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

14..1	Freescale Semiconductor, Inc. Code of Business Conduct and Ethics.